UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): May 25, 2011

NEUROCRINE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22705	33-0525145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12780 El Camino Real, San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 617-7600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Neurocrine Biosciences, Inc. (the “Company”) was held on May 25, 2011. As of the close of business on April 1, 2011, the record date for the Annual Meeting, there were 55,191,086 shares of common stock entitled to vote, of which there were 50,690,973 shares present at the Annual Meeting in person or by proxy. At the Annual Meeting, stockholders voted on six matters: (i) the election of three Class III Directors for a term of three years expiring at the 2014 Annual Meeting of Stockholders, (ii) an advisory vote on the compensation paid to the Company’s named executive officers, (iii) an advisory vote on the frequency of future advisory votes on the compensation paid to the Company’s named executive officers, (iv) the approval of the Company’s 2011 Equity Incentive Plan, (v) the consideration of a stockholder proposal to declassify the Board of Directors, and (vi) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The voting results were as follows:

•	Election of three Class III Directors for a term of three years expiring at the 2014 Annual Meeting of Stockholders

Kevin C. Gorman, Ph.D.	For	28,253,279	Withheld	7,602,717
Gary A. Lyons	For	28,079,894	Withheld	7,776,102
William H. Rastetter, Ph.D.	For	22,691,505	Withheld	13,164,491

The three nominees for Class III Director were elected. Our Class I Directors, Joseph Mollica, Ph.D, Wylie W. Vale, Ph.D. and W. Thomas Mitchell, continue in office until our 2012 Annual Meeting of Stockholders. Our Class II Directors, Corinne H. Nevinny, Richard F. Pops and Stephen A. Sherwin, M.D., continue in office until our 2013 Annual Meeting of Stockholders.

There were 14,834,977 broker non-votes for each of the three director nominees.

•	An advisory vote on the compensation paid to the Company’s named executive officers

Shares Voted:	For	34,800,082	Against	1,018,954	Abstain	36,960

There were 14,834,977 broker non-votes for this proposal.

The compensation paid to the Company’s named executive officers was approved on an advisory basis.

•	An advisory vote on the frequency of future advisory votes on the compensation paid to the Company’s named executive officers

Shares Voted
1 year:	32,543,493
2 years:	291,458
3 years:	2,984,650
Abstain:	36,395

There were 14,834,977 broker non-votes for this proposal.

The stockholders approved conducting future advisory votes on the compensation paid to the Company’s named executive officers on an annual basis. Accordingly, the Company has determined to hold an advisory vote on the compensation of the Company’s named executive officers once every year, until the next required vote on the frequency of future advisory votes on the compensation of named executive officers.

•	Approval of the Company’s 2011 Equity Incentive Plan

Shares Voted:	For	31,272,131	Against	4,522,431	Abstain	61,434

There were 14,834,977 broker non-votes for this proposal.

The 2011 Equity Incentive Plan was approved.

•	Consideration of a stockholder proposal to declassify the Board of Directors

Shares Voted:	For	30,198,713	Against	5,538,072	Abstain	119,211

There were 14,834,977 broker non-votes for this proposal.

The stockholder proposal was approved.

•	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011

Shares Voted:	For	50,217,413	Against	377,123	Abstain	96,437

The appointment of Ernst & Young LLP was ratified.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 26, 2011	NEUROCRINE BIOSCIENCES, INC.

/s/ TIMOTHY P. COUGHLIN
Timothy P. Coughlin
Vice President and Chief Financial Officer